UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On January 31, 2023, Inovio Pharmaceuticals, Inc. (the “Company”) committed to and communicated a corporate reorganization plan, including a reduction in force (the “Reduction”). The purpose of the Reduction is to decrease expenses and maintain a streamlined organization to support key clinical programs that are expected to drive long-term growth. As part of the Reduction, the Company has reduced its overall headcount by approximately 24 employees, which represents 11% of its full-time employees. Along with other planned cost-saving measures, the Reduction is expected to provide annual savings of approximately $4.3 million. The Company expects to incur a one-time pre-tax charge of approximately $1.1 million in the first quarter of 2023 related to the Reduction, consisting primarily of one-time severance payments upon termination, continued benefits for a specific period of time, and outplacement services. The Company expects such costs to be the only direct expense of the Reduction. The Company expects all charges associated with the Reduction to be incurred during the quarter ending March 31, 2023, with related cash payments expected to be paid out in the first half of 2023.

Item 7.01	Regulation FD Disclosure.

On January 31, 2023, the Company issued a press release related to the Reduction and other matters, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding our business, including our plans to develop and commercialize DNA medicines, our expectations regarding our research and development programs, the availability and timing of data from clinical trials and expectations about the upfront costs and long-term cost reductions associated with our corporate reorganization. Actual events or results may differ from the expectations set forth herein as a result of a number of factors, including uncertainties inherent in pre-clinical studies, clinical trials, product development programs and commercialization activities and outcomes, the availability of funding to support continuing research and studies in an effort to prove safety and efficacy of electroporation technology as a delivery mechanism or develop viable DNA medicines, our ability to support our pipeline of DNA medicine products, the ability of our collaborators to attain development and commercial milestones for products we license and product sales that will enable us to receive future payments and royalties, the adequacy of our capital resources, the availability or potential availability of alternative therapies or treatments for the conditions targeted by us or collaborators, including alternatives that may be more efficacious or cost effective than any therapy or treatment that we and our collaborators hope to develop, issues involving product liability, issues involving patents and whether they or licenses to them will provide us with meaningful protection from others using the covered technologies, whether such proprietary rights are enforceable or defensible or infringe or allegedly infringe on rights of others or can withstand claims of invalidity and whether we can finance or devote other significant resources that may be necessary to prosecute, protect or defend them, the level of corporate expenditures, assessments of our technology by potential corporate or other partners or collaborators, capital market conditions, the impact of government healthcare proposals and other factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and other filings we make from time to time with the Securities and Exchange Commission. There can be no assurance that any product candidate in our pipeline will be successfully developed, manufactured, or commercialized, that the results of clinical trials will be supportive of regulatory approvals required to market products, or that any of the forward-looking information provided herein will be proven accurate. Forward-looking statements speak only as of the date of this release, and we undertake no obligation to update or revise these statements, except as may be required by law.

Item 8.01	Other Events.

On January 18, 2023, the United States District Court for the Eastern District of Pennsylvania (the “Court”) entered an order (the “Order”) granting final approval of the settlement, as set forth in a stipulation of settlement (the “Settlement”), of the consolidated securities class action captioned McDermid. v. Inovio Pharmaceuticals, Inc. et al., No. 2:20-cv-01402-GJP (E.D. Pa.) (the “Class Action”).

The Settlement was subject to final approval by the Court and, upon entry of the Order by the Court on January 18, 2023, became fully and finally approved. The Order provides for the full and final settlement of the Class Action and all related claims according to the terms of the Settlement.

Pursuant to the terms of the Settlement, the Company will pay an award of $44.0 million, consisting of $30.0 million in cash and $14.0 million in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Each individual class member’s recovery will depend on when they purchased their Common Stock, how much they paid for their Common Stock, and how many shares the individual purchased.

The Company previously disclosed the terms of the proposed Settlement, including the planned share issuance, in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. The Company’s insurance carriers have paid the cash component of the Settlement, which amounts were being held in escrow.

Pursuant to the Settlement, the Company will initially issue 7,000,000 shares of Common Stock. Following the expiration of the appeal period or resolution of an appeal if one is filed, the Company will make another contribution of Common Stock to the settlement fund. The number of shares will be calculated based on the average trading price of the Common Stock for the 10 trading days preceding the determination date pursuant to the terms of the Settlement.

The total number of shares of Common Stock to be issued in connection with the Settlement, even if the additional amount is elected to be paid in shares of Common Stock, is expected to constitute less than 5% of the Company’s currently outstanding Common Stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Press Release, dated January 31, 2023, “INOVIO Announces Strategic Reorganization, Continues Efforts to Focus on Promising DNA Medicine Candidates”

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: January 31, 2023	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer